Exhibit 21.1

LIST OF SUBSIDIARIES

1.	AccessPAS, Inc., a corporation organized under the laws of Delaware.

2.	EUROPE*STAR Gesellschaft für Satellitenkommunikation GmbH, a company organized under the laws of Germany.

3.	Galaxy 11 Holding Company, Inc., a corporation organized under the laws of Delaware.

4.	Galaxy 12 Holding Company, Inc., a corporation organized under the laws of Delaware.

5.	Galaxy 13 Holding Company, Inc., a corporation organized under the laws of Delaware.

6.	Galaxy 14 Holding Company, Inc., a corporation organized under the laws of Delaware.

7.	Galaxy 15 Holding Company, Inc., a corporation organized under the laws of Delaware.

8.	Galaxy 16 Holding Company, Inc., a corporation organized under the laws of Delaware.

9.	Galaxy 17 Holding Company, Inc., a corporation organized under the laws of Delaware.

10.	Galaxy 18 Holding Company, Inc., a corporation organized under the laws of Delaware.

11.	Galaxy 3C Holding Company, Inc., a corporation organized under the laws of Delaware.

12.	Horizons Satellite Holdings LLC, a limited liability company organized under the laws of Delaware.

13.	Horizons-1 Satellite LLC, a limited liability company organized under the laws of Delaware.

14.	Horizons-2 Satellite LLC, a limited liability company organized under the laws of Delaware.

15.	Intelsat (Gibraltar) Limited, a company organized under the laws of Gibraltar.

16.	Intelsat (Luxembourg) Finance Company S.a.r.l., a company organized under the laws of Luxembourg.

17.	Intelsat (Luxembourg) S.A., a company organized under the laws of Luxembourg.

18.	Intelsat (Poland) Sp. z o.o., a company organized under the laws of Poland.

19.	Intelsat Africa (Pty) Ltd., a company organized under the laws of South Africa.

20.	Intelsat Asia (Hong Kong) Limited, a company organized under the laws of Hong Kong.

21.	Intelsat Asia Carrier Services, Inc., a corporation organized under the laws of Delaware.

22.	Intelsat Asia Pty. Ltd., a company organized under the laws of Australia.

23.	Intelsat Australia Pty. Limited, a company organized under the laws of Australia.

24.	Intelsat Brasil Ltda., a company organized under the laws of Brazil.

25.	Intelsat Brasil Servicos de Telecomunicacao Ltda., a company organized under the laws of Brazil.

26.	Intelsat Broadband Pty. Ltd., a company organized under the laws of Australia.

27.	Intelsat China (Hong Kong) Limited, a company organized under the laws of Hong Kong.

28.	Intelsat Clearinghouse Corporation, a corporation organized under the laws of Delaware.

29.	Intelsat Corporation, a corporation organized under the laws of Delaware.

30.	Intelsat de Colombia S.A., a company organized under the laws of Colombia.

31.	Intelsat France SAS, a company organized under the laws of France.

32.	Intelsat General Corporation, a corporation organized under the laws of Delaware.

33.	Intelsat Germany GmbH, a company organized under the laws of Germany.

34.	Intelsat Global Sales & Marketing Ltd., a company organized under the laws of England and Wales.

35.	Intelsat Global Service LLC, a limited liability company organized under the laws of Delaware.

36.	Intelsat Holdings LLC, a limited liability company organized under the laws of Delaware.

37.	Intelsat India Private Limited, a company organized under the laws of India.

38.	Intelsat Intermediate Holding Company S.A., a company organized under the laws of Luxembourg.

39.	Intelsat International Employment, Inc., a corporation organized under the laws of Delaware.

40.	Intelsat International Systems LLC, a limited liability company organized under the laws of Delaware.

41.	Intelsat Jackson Holdings S.A., a company organized under the laws of Luxembourg.

42.	Intelsat Kommunikations GmbH, a company organized under the laws of Germany.

43.	Intelsat License Holdings LLC, a limited liability company organized under the laws of Delaware.

44.	Intelsat License LLC, a limited liability company organized under the laws of Delaware.

45.	Intelsat Management LLC, a limited liability company organized under the laws of Delaware.

46.	Intelsat New Dawn (Gibraltar) Limited, a company organized under the laws of Gibraltar.

47.	Intelsat New Dawn Company, Ltd., a company organized under the laws of Bermuda.

48.	Intelsat Operations S.A., a company organized under the laws of Luxembourg.

49.	Intelsat Phoenix Holdings S.A., a company organized under the laws of Luxembourg.

50.	Intelsat Satellite LLC, a limited liability company organized under the laws of Delaware.

51.	Intelsat Service and Equipment Corporation, a corporation organized under the laws of Delaware.

52.	Intelsat Singapore Pte. Ltd., a company organized under the laws of Singapore.

53.	Intelsat Subsidiary (Gibraltar) Limited, a company organized under the laws of Gibraltar.

54.	Intelsat Subsidiary Holding Company S.A., a company organized under the laws of Luxembourg.

55.	Intelsat UK Financial Services Ltd., a company organized under the laws of England and Wales.

56.	Intelsat USA License LLC, a limited liability company organized under the laws of Delaware.

57.	Intelsat USA Sales LLC, a limited liability company organized under the laws of Delaware.

58.	IS 11 Holding Company, Inc., a corporation organized under the laws of Delaware.

59.	IS 14 Holding Company, Inc., a corporation organized under the laws of Delaware.

60.	Mountainside Teleport LLC, a limited liability company organized under the laws of Delaware.

61.	New Dawn Distribution Company, Ltd., a company organized under the laws of Mauritius.

62.	New Dawn Satellite Company, Ltd., a company organized under the laws of Mauritius.

63.	PanAmSat Africa (Proprietary) Ltd., a company organized under the laws of South Africa.

64.	PanAmSat Capital Corporation, a company organized under the laws of Delaware.

65.	PanAmSat Communications Japan, Inc., a corporation organized under the laws of Delaware.

66.	PanAmSat de Mexico S. de R. L. de C.V., a company organized under the laws of Mexico.

67.	PanAmSat do Brasil Ltda., a company organized under the laws of Brazil.

68.	PanAmSat Europe Corporation, a corporation organized under the laws of Delaware.

69.	PanAmSat Europe Limited, a company organized under the laws of England and Wales.

70.	PanAmSat FSC, Incorporated, a company organized under the laws of Barbados.

71.	PanAmSat India Marketing, L.L.C., a limited liability company organized under the laws of Delaware.

72.	PanAmSat India, Inc., a corporation organized under the laws of Delaware.

73.	PanAmSat International Holdings, LLC, a limited liability company organized under the laws of Delaware.

74.	PanAmSat International Sales, Inc., a corporation organized under the laws of Delaware.

75.	PanAmSat International Systems Limited, a company organized under the laws of the Cayman Islands.

76.	PanAmSat International Systems Marketing, L.L.C., a limited liability company organized under the laws of Delaware.

77.	PanAmSat Limited Liab. Co., a company organized under the laws of Switzerland.

78.	PanAmSat Satellite Europe Limited, a company organized under the laws of England and Wales.

79.	PanAmSat Services, Inc., a corporation organized under the laws of Delaware.

80.	PanAmSat Sistemas de Comunicacao DTH do Brasil Ltda., a company organized under the laws of Brazil.

81.	PAS 10 Holding Company, Inc., a corporation organized under the laws of Delaware.

82.	PAS 1R Holding Company, Inc., a corporation organized under the laws of Delaware.

83.	PAS 5 Holding Company, Inc., a corporation organized under the laws of Delaware.

84.	PAS 7 Holding Company, Inc., a corporation organized under the laws of Delaware.

85.	PAS 8 Holding Company, Inc., a corporation organized under the laws of Delaware.

86.	PAS 9 Holding Company, Inc., a corporation organized under the laws of Delaware.

87.	PAS International LLC, a limited liability company organized under the laws of Delaware.

88.	Southern Satellite Corporation, a corporation organized under the laws of Delaware.

89.	Southern Satellite Licensee Corporation, a corporation organized under the laws of Delaware.

90.	USHI, LLC, a limited liability company organized under the laws of Delaware.

91.	WP Com, S. de R.L. de C.V., a company organized under the laws of Mexico.